Attacking Bladder Cancer for a Better Tomorrow™

Disclaimer and Forward-Looking Statements We caution you that this presentation contains forward-looking statements about us and our industry. All statements other than statements of historical facts contained in this presentation, including statements regarding our future results of operations and financial position, business strategy, research and development plans, the anticipated timing, costs, design and conduct of our ongoing and planned clinical trials and preclinical studies for cretostimogene and any future product candidates, the timing and likelihood of regulatory filings and approvals for cretostimogene and any future product candidates, our ability to commercialize cretostimogene and any future product candidates, if approved, the pricing and reimbursement of cretostimogene and any future product candidates, if approved, the potential to develop future product candidates, the potential benefits of strategic collaborations and potential to enter into any future strategic arrangements, the timing and likelihood of success, plans and objectives of management for future operations, and future results of anticipated product development efforts, are forward-looking statements. These statements involve known and unknown risks, uncertainties and other important factors that may cause our actual results, performance or achievements to be materially different from any future results, performance or achievements expressed or implied by the forward-looking statements. In some cases, you can identify forward-looking statements by terms such as “may,” “will,” “should,” “expect,” “plan,” “anticipate,” “could,” “intend,” “target,” “project,” “contemplates,” “believes,” “estimates,” “predicts,” “potential” or “continue” or the negative of these terms or other similar expressions. The inclusion of forward-looking statements should not be regarded as a representation by us that any of our plans will be achieved. Actual results may differ from those set forth in this presentation due to the risks and uncertainties inherent in our business, including, without limitation: we currently depend entirely on the success of cretostimogene, which is our only product candidate and is based on a novel approach to the treatment of cancer; potential delays in the commencement, enrollment, and completion of clinical trials and preclinical studies; results from earlier clinical trials and preclinical studies not necessarily being predictive of future results; unfavorable results from clinical trials; unexpected adverse side effects or inadequate efficacy of cretostimogene that may limit its development, regulatory approval, and/or commercialization; preliminary or interim data results are not necessarily indicative of final results and one or more of the clinical outcomes may materially change as patient enrollment continues, following more comprehensive reviews of the data and more patient data become available; our dependence on third parties in connection with manufacturing, shipping and clinical and preclinical testing; regulatory developments in the United States and foreign countries; our ability to obtain, maintain and enforce intellectual property protection for cretostimogene; we may use our capital resources sooner than we expect; we face significant competition; and other risks described in our filings with the SEC, including under the heading “Risk Factors” in our annual report on Form 10-K and any subsequent filings with the SEC. You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation, and except as required by applicable law, we do not plan to publicly update or revise any forward-looking statements contained herein, whether as a result of any new information, future events, changed circumstances or otherwise. All forward-looking statements are qualified in their entirety by this cautionary statement, which is made under the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This presentation also contains estimates and other statistical data made by independent parties and by us relating to market size and growth and other data about our industry. This data involves a number of assumptions and limitations, and you are cautioned not to give undue weight to such estimates. In addition, projections, assumptions, and estimates of our future performance and the future performance of the markets in which we operate are necessarily subject to a high degree of uncertainty and risk. These and other factors could cause results to differ materially from those expressed in the estimates made by the independent parties and by us. This presentation concerns products that are under clinical investigation and which have not yet been approved for marketing by the U.S. Food and Drug Administration. It is currently limited by federal law to investigational use, and no representation is made as to its safety or effectiveness for the purposes for which it is being investigated. Cretostimogene grenadenorepvec is an investigational engineered oncolytic immunotherapy (OIT). It is an investigational drug and is not approved by any regulatory agency. Its safety and efficacy has not been established. In BCG-unresponsive, Non-Muscle Invasive Bladder Cancer (NMIBC), cretostimogene has shown clinical benefit and has been generally well-tolerated as both a monotherapy and in combination with other therapies in clinical trials. Trade names, trademarks and service marks of other companies appearing in this presentation are the property of their respective owners. Solely for convenience, the trademarks and trade names referred to in this presentation appear without the ® and ™ symbols, but those references are not intended to indicate, in any way, that we will not assert, to the fullest extent under applicable law, our rights, or that the applicable owner will not assert its rights to these trademarks and tradenames.

CONFIDENTIAL Cretostimogene has the potential to shift the treatment paradigm with best-in-disease durability in a multi-billion dollar opportunity in NMIBC Cretostimogene grenadenorepvec is an oncolytic immunotherapy with a dual mechanism of action designed to drive selective tumor killing and trigger a durable anti-tumor immune response Potential best-in-disease durability data (observed 12-mo CR of 46.4% and 24-mo CR of 41.8%; estimated 12-mo DoR of 64.2% and 24-mo DoR of 60.1%, 96.6% free from progression to MIBC at 24-mo) in Ph 3 registrational study in HR BCG-unresponsive NMIBC CIS (granted both Breakthrough Therapy & Fast Track designations) Promising early results of 90.5% HG-RFS at 3- and 9-month in Cohort P in HR BCG-unresponsive NMIBC Ta/T1, potentially validating cretostimogene’s therapeutic profile in high-grade Ta or T1 populations Favorable safety profile and tolerable regimen with 0% Grade 3+ TRAEs observed and median time to AE resolution within 1 day, supporting a potential patient preferred procedure that is minimally invasive and tolerable Easily prepared and administered by a qualified HCP without a Urologist in a regular clinic room (not procedure room) that fits within existing practice workflow and can be readily adopted and scalable Well-positioned to deliver on key milestones, indication expansion & if approved drive commercialization with strong balance sheet (cash runway expected into 1H’28) TRAEs = Treatment-related adverse events; HR = high-risk; NMIBC = Non-muscle invasive bladder cancer

Comprehensive Programs in High-Risk and Intermediate-Risk NMIBC Addressing a Multi-Billion Dollar Market Opportunity

COMPOUND/INDICATION	PHASE 1	PHASE 2	PHASE 3	MILESTONES
Cretostimogene Monotherapy High-Risk BCG-Unresponsive NMIBC (BOND-003 Cohort C)[1]				**BOND-003 Cohort C data presented at AUA 2025**
Cretostimogene Monotherapy High-Risk BCG-Unresponsive NMIBC (BOND-003 Cohort P)[2]				**BOND-003 Cohort P topline data in 4Q'25**
Cretostimogene Monotherapy Intermediate-Risk NMIBC (PIVOT-006)				**PIVOT-006 enrollment completed in 3Q'25**
Cretostimogene Monotherapy High-Risk BCG-Naïve NMIBC (CORE-008 Cohort A)				**CORE-008 Cohort A initiated in 2H'24, first results in 4Q'25**
Cretostimogene Monotherapy High-Risk BCG-Exposed NMIBC (CORE-008 Cohort B)				**CORE-008 Cohort B initiated in 1H'25, expected data in 2026**
Cretostimogene + Gemcitabine High-Risk BCG-Exposed NMIBC (CORE-008 Cohort CX)				**CORE-008 Cohort CX initiated in 2Q'25**
Cretostimogene + Pembrolizumab High-Risk BCG-Unresponsive NMIBC (CORE-001)				**CORE-001 24-month data presented at ASCO 2024**

[1] Patients with carcinoma in situ, with or without high-grade Ta/T1 disease. [2] Patients with high-grade Ta/T1. Cohort P is a Phase 2 cohort of BOND-003 and currently not intended for regulatory approval.
Notes: Timing and achievement of milestone events are based on Company estimates and subject to risks and uncertainties. Actual results may be materially different than projected.

CG ONCOLOGY 4

Cretostimogene’s Dual Mechanism of Action: Selective Tumor Killing Triggers Durable Anti-Tumor Immune Response Progeny viruses are released and enter new cancer cells Cretostimogene stimulates cytokine and antigen release 1a 1b Attacking Bladder Cancer for a Better Tomorrow™ Cancer Cell Creto Progeny Tumor Antigens GM-CSF Cretostimogene selectively replicates in and kills cancer cells 1 T-Cell Immune cells attack and kill additional cancer cells 2 Oncolytic Immunotherapy

Significant Need for Innovation and Disruption in Bladder Cancer Treatments

A Very Common Cancer

85,000+
people will be diagnosed with bladder cancer this year[1]

730,000+
people estimated living with bladder cancer in 2021 in the United States[8]

Highly Recurrent Disease With Few Treatment Options

~15%-61%
of high-risk patients will recur within 1 year[7]

Complex Disease Journey & Suboptimal Treatment Outcomes

Bladder Cancer is associated with high economic burden driven by high disease incidence, heterogeneity in disease prognosis, and complex treatment pathways[9,10]

Patients are from High-risk Populations

74% are over **65** years old

73 years is the median age

Risk factors

- Smoking
- Exposure to carcinogens including agent orange



[1] ACS (American Cancer Society) 2025 Cancer Facts and Figures Annual Report. [2] Chang et al 2016. J Urol. 196:1021-1029. [3] Mossanen et al. World J Urol. 2019;37(10):2059-2065. [4] Berger et al. Can Urol Assoc J. 2018;13(7):E190-e201. [5] Sadowski et al. Urol Oncol. 2018;36(3):89.e87-89.e11. [6] Pak et al. Urology. 2017;103:117-123. [7] Sylvester et al. Eur Uro. 2006 Mar;49(3):466-5; discussion 475-7. [8] SEER Cancer Stat Facts: Bladder Cancer. https://seer.cancer.gov/statfacts/html/urinb.html. [9] Brisbane WG, Holt SK, Winters BR, et al. [10] Casilla-Lennon MM, Choi SK, Deal AM, et al.

CG ONCOLOGY 6

Bladder wall Lamina Propria Inner Muscle Deep Muscle Inside of the bladder wall Outside of the bladder wall Carcinoma in Situ (CIS) Non-Invasive Papillary Carcinoma Tumor Invades Connective Tissue Tumor Invades Deep Muscle Tumor Invades Perivesical Tissue Tumor Invades Adjacent Tissue and Organs Tumor Invades Superficial Muscle CIS Ta T1 T2b T3 T4 T2a Muscle Invasive Bladder Cancer MIBC New bladder cancer cases for Non-Muscle Invasive Bladder Cancer Non-Muscle Invasive Bladder Cancer NMIBC 60,892 new patients 20,297 new patients ~75% of Newly Diagnosed Bladder Cancer Cases are NMIBC ~25% of Newly Diagnosed Bladder Cancer Cases are MIBC Cancer of the Urinary Bladder - Cancer Stat Facts. SEER. Chang et al 2016. J Urol. 196:1021-1029. NMIBC Represents a Multi-Billion Dollar Market Opportunity in Bladder Cancer 7

The Patient Journey 2 Testing Work-up may include cystoscopy, urine cytology, and imaging (CT scan, MRI) 1 Symptoms Patient presents to primary care and/or urologist with symptoms (hematuria, urinary frequency) 3 TURBT1 TURBT, followed by tumor staging and grading Ongoing Treatment Require surveillance and/or treatment every 3 to 6 months for 2 to 5 years NMIBC Suspicion of Cancer 4 Perioperative Chemotherapy Low-Risk TURBT Note: Per NCCN guidelines, management of High-Risk NMIBC involves cystoscopy (Q3M for Year 1-2, Q6M for Year 3-5), upper tract imaging (baseline imaging and at Year 1, Q1-2Y for Year 3-5), abdomen/pelvis imaging (baseline imaging and as clinically indicated), and urine cytology (Q3M for Year 1-2, Q6M for Year 3-5). Biopsy is conducted during staging and for confirmation of disease when urine cytology is positive or presence of suspicious lesions. Intravesical BCG (Induction ± Maintenance) High-Risk Cystectomy *Quality of life implications Intravesical Chemotherapy Cystectomy Pembrolizumab, Nadofaragene, N-803 + BCG Perioperative Chemotherapy Intermediate-Risk Intravesical BCG2 Repeat TURBT 8 1 TURBT = Transurethral Resection of Bladder Tumor. 2 Due to BCG shortage, NCCN guidelines no longer recommend BCG therapy for Intermediate-Risk patients.

Cretostimogene is Intravesically Administered into the Bladder, Similar to Standard-of-Care BCG Therapy Which Urology Practices Perform Regularly

Procedure Can Be Prepared and Administered By:

Medical Assistant, Nurse, Nurse Practitioner, Physician Assistant, or Urologist


GAG Layer
Tumor
Standard Catheter
Cretostimogene

DDM	**~15 minutes**
Cretostimogene	~45 to 60 minutes

BCG = Bacillus Calmette Guerin. DDM = n-Dodecyl β-D-maltoside. GAG = glycosaminoglycan.

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Ease of Delivery and Administration for Patients, Physicians, and Practice Providers Cold chain and stability Commercial product will be shipped via Just-In-Time delivery with multi-day stability in the box; and at least 4 weeks at 2-8oC in a regular fridge until administration Prepared and administered by Medical Assistant, Nurse, Nurse Practitioner, Physician Assistant, or Urologist via urinary catheter (no pre-administration of anti-cholinergics required) Biosafety handling (BSL-2) Any site that administers BCG or intravesical chemotherapy can prepare and administer cretostimogene Monitoring time after administration No monitoring requirement expected for commercial setting; 30 minutes in clinical trials setting; no close contact precautions needed post treatment All statements regarding the efficacy, safety, or intended use of cretostimogene are made in anticipation of potential FDA approval and are subject to receiving such approval. The final approved indications, usage, and safety information will be determined by the FDA-approved label. Cretostimogene

Cretostimogene Programs Across High-Risk & Intermediate-Risk NMIBC Address More Than 70% of NMIBC Market Potential

All Bladder Cancer (U.S. Incidence ~85,000 Patients/Year; Prevalence ~730,000 Patients)

NMIBC (75%) *(Non-Muscle Invasive Bladder Cancer)*

Intermediate-Risk (30%)

BCG-Naïve

- PIVOT-006 — *Phase 3 Monotherapy* (SUO-CTC)

High-Risk (40%)

BCG-Naïve

- CORE-008[1] — *Cohort A*

BCG-Exposed

- CORE-008[1] — *Cohort B* (SUO-CTC)
- CORE-008[1] — *Cohort CX*

BCG-Unresponsive

- BOND-003 — *Phase 3 Monotherapy*, *Cohort C and Cohort P*
- CORE-001 — *Phase 2 Checkpoint Combo* (SUO-CTC)

Note: CORE-001, CORE-008 Cohort B, and PIVOT-006 are in partnership with SUO-CTC. [1] CORE-008 is a multi-cohort study evaluating cretostimogene in High-Risk NMIBC.

CG ONCOLOGY 11

BOND-003

Phase 3 Cretostimogene Monotherapy for High-Risk (HR) BCG-Unresponsive NMIBC (NCT04452591)

HR BCG-Unresponsive NMIBC → **Cretostimogene** Single-Arm, Open-Label, Intravesical Administration → **CR at Any Time (CIS) EFS (Ta/T1)**

Trial Design

- Pathologically confirmed HR BCG-Unresponsive NMIBC CIS or HG Ta/T1
- Have all Ta/T1 disease resected prior to treatment
- Trial designed to be compliant with 2018 FDA guidance
- Mandatory bladder mapping at 12-months[2]

Study Design / Regimen

- Cohort C = HR BCG-unresponsive NMIBC CIS with or without Ta/T1 (n=112)
  - Induction course = Weekly x 6 ($1x10^{12}$ vp/mL)
  - Second induction course[1] = Weekly x 6 ($1x10^{12}$ vp/mL) for non-responders
  - Maintenance courses = Weekly x 3 ($1x10^{12}$ vp/mL) for complete responders every 3 months for first 12 months, every 6 months for next 24 months
- Cohort P = HR BCG-unresponsive NMIBC HG Ta/T1 without CIS (up to n=75)
  - Same as Cohort C

Additional Endpoints

- Cohort C
  - DoR
  - CR at 12 months
  - PFS
- Cohort P
  - RFS
  - PFS

RFS = recurrence free survival. PFS = progression free survival
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years, as well as mandatory bladder mapping at month 12.
[1] Second induction course of weekly x 6 for non-responders at month 3. [2] All patients required to undergo mandatory, systematic bladder mapping of 5 locations, biopsy of the prostatic urethra, and upper tract imaging to confirm CR.

CG ONCOLOGY 12

Patient Demographics & Baseline Characteristics N=112 % Gender Male 83 74.1 Female 29 25.9 Age (Years) Mean (SD) 72.9 (9.2) Median (Range) 74.0 (43-90) Age (Categories) < 65 19 17.0 ≥ 65 and < 75 43 38.4 ≥ 75 50 44.6 BCG History: Number of Prior Instillations Median (Range) 12 (7 – 66) High-Risk NMIBC T-Stage at Study Entry CIS with HG Ta/T1 22 19.7 CIS alone 90 80.4 Prior NMIBC-Directed Therapy Other than BCG, n (%) ≥ 1 Prior Therapy 59 52.7 Serial Adjuvant Chemotherapy 34 30.4 Immunotherapy 7 6.3 Majority of patients are: Male (74%) White (62%) > 65 years (83%) 63.4% of patients in U.S. Highly pre-treated population Prior chemotherapy (41.1%) Immunotherapy, including systemic IO (6.3%) Safety data cutoff as of June 23, 2025. BOND-003 Cohort C

BOND-003 Cohort C

Cretostimogene Demonstrated Favorable Efficacy and Best-in-Disease Durability Data in NMIBC


Overall Complete Response
75.5%
(95% CI, 66.3% - 83.2%)
Overall CR Rate (%)
100
75
50
25
0
CR
(n=83)
(n=110)

CR Landmark Analysis	CR Rate, % (95% CI)	CR by K-M Est, % (95% CI)
12-month	**46.4%** (36.9, 56.1) *51 out of 110 patients*	**50.7%** (40.9, 59.8)
24-month	**41.8%** (32.5, 51.6)[1] *46 out of 110 patients*	**42.3%** (32.7, 51.6)

- 96.6% of all treated patients free from progression to MIBC at 24 months
- 83.6% of responders avoided radical cystectomy by Month 24
  - Among RCs, 83.3% (15/18) were T0 or NMIBC
- All complete responses have been centrally confirmed[2]

Efficacy data cutoff as of June 23, 2025. Efficacy analysis are centrally confirmed. All patients have active disease at baseline prior to enrollment. Received adequate BCG per FDA 2018 guidance.
[1] Based on centrally confirmed responders who have reached 24-month evaluation timepoint.All 9 ongoing CRs remained in response at the 24-month assessment, as well as 3 additional patients confirmed to be in CR at Month 24 after further follow-up and central pathologic adjudication.[2] A CR is defined as having a negative cystoscopy, a negative urine cytology, and a negative biopsy. In addition, all patients at 12-month timepoint undergo mandatory, systematic bladder mapping of 5 locations, biopsy of the prostatic urethra, and upper tract imaging to confirm CR and detect potential occult disease in the bladder.

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Cretostimogene Demonstrates Sustained Duration of Response in HR BCG-UR NMIBC Efficacy data cutoff as of June 23, 2025. Median DoR is 27.9 months and ongoing (95% CI 14.3-NE) Median follow-up of 25.8 months Suggests innate to adaptive switching with immunogenic memory & long IO tail Duration of Response Probability (%) Duration of Response (Months) Estimated DoR Probability at 12 Months 64.2% (95% CI: 52.2-73.8%) Estimated DoR Probability at 24 Months 60.1% (95% CI: (48.2-70.0%) BOND-003 Cohort C

Note: These data are not based on head-to-head or comparator studies, but have all enrolled FDA guidance defined BCG-Unresponsive High-Risk NMIBC CIS-containing patients according to their inclusion/exclusion criteria. 1 Efficacy data cutoff as of June 23, 2025. 2 Jacobs et al. AUA 2025 TAR-200 monotherapy data from SunRISe-1 trial. 3 https://www.accessdata.fda.gov/drugsatfda_docs/nda/2024/761336Orig1s000MultidisciplineR.pdf Agent Median DoR (Months) 0 12 24 36 Cretostimogene BOND-003 TAR-200 SunRISe-1 Pembrolizumab KEYNOTE-057 Nadofaragene NCT02773849 N-803 + BCG QUILT 3.032 Median DoR not reached; exceeds 28 months1 10 months 16 months Not on label3 Cretostimogene Demonstrates Longest Median Duration of Response Exceeding 28 Months and Ongoing 26 months BOND-003 Cohort C

High CR Rate Consistent Across Patient Subgroups, Including Patients Treated with Prior Chemotherapy Efficacy data cutoff as of June 23, 2025. Complete Response Rate (95% CI) BOND-003 Cohort C

Favorable and Well Tolerated Safety Profile 0% Grade ≥ 3 treatment-related AEs or deaths reported Most AEs were Grade 1-2 Median time to treatment-related AE resolution is 1 day No treatment-related discontinuations observed 97.3% completed all protocol-defined treatments 1.8% patients (n=2) had serious treatment-related AEs (Grade 2)1 Preferred Term  (MedDRA v.26.1) Cretostimogene (n=112) Patients with TEAEs, n (%) Any Grade (%) Grade ≥ 3 Patients with ≥ 1 TRAE 71 (63.4%) 0 (0) Treatment-Related AE reported in >10% patients Bladder Spasm 28 (25.0%) 0 (0) Pollakiuria 25 (22.3%) 0 (0) Urgency 23 (20.5%) 0 (0) Dysuria 21 (18.8%) 0 (0) Hematuria 15 (13.4%) 0 (0) AE = adverse event. Safety data cutoff as of June 23, 2025. 1 Treatment-related SAEs were noninfective cystitis (Grade 2) and clot retention (Grade 2). 2 Unrelated AE leading to treatment discontinuation was Hematuria  (Grade 2). BOND-003 Cohort C

Cretostimogene

Cretostimogene is Well Positioned as Backbone Therapy in NMIBC with Best-in-Disease Durability and Safety[1]

Trial (Status)	BOND-003 (Ph3 Ongoing)	SunRISe-1 (Ph2 Ongoing)	QUILT 3.032 (Approved)	NCT02773849 (Approved)	KEYNOTE-057 (Approved)
Drug	Cretostimogene	TAR-200	N-803 + BCG	Nadofaragene	Pembrolizumab
Mechanism	Oncolytic Immunotherapy	Gemcitabine via In-Dwelling Device	IL-15 Superagonist + BCG combo	Gene Therapy Secreting IFN	Checkpoint Inhibitor
RoA	Intravesical	Transurethral Procedure	Intravesical	Intravesical	Intravenous
Efficacy Population	110	85	77	98	96
CR at Any Time	**75.5% (83/110)** *[95% CI: 66% - 83%]*	82.4% (70/85) *[95% CI: 73% - 90%]*	62.3% (48/77) *[95% CI: 51% - 73%]*	51.0% (50/98)[5] *[95% CI: 41% - 61%]*	40.6% (39/96) *[95% CI: 31% - 51%]*
CR at 12 Mo	**46.4% (51/110)** *[95% CI: 37% - 56%]*	K-M: 45.9% (39/85)	36.4% (28/77)[4]	24.3% (25/103)	18.8% (18/96)
CR at 24 Mo	***41.8% (46/110)***[2] *[95% CI: 33% - 52%]*	Not Reported	24.7% (19/77)[4]	19.4% (20/103)	9.4% (9/96)[6]
12M DOR	**K-M: 64.2%** *[95% CI: 52% - 74%]*	Observed: 52.9% K-M: 56.2%	58%	46%	46%
24M DOR	**K-M: 60.1%** *[95% CI: 48% - 70%]*	K-M: 51.8%	40%	Not Reported	Not Reported
Free from Progression to MIBC	**96.6% at 24 month**	94.3%	100%	94%	89%
Cystectomy Free Survival	**88.2% at 12 month 81.3% at 24 month**[3]	86.6% at 12 month[3]	59%[3]	64% at 24-month	84%
Median Time to AE Resolution	**1 Day**	3.1 weeks	Not Reported	Not Reported	Not Reported
Grade 3+ TRAE	**0%**	13%	Not reported; 16% SAE	4%	13%
TR discontinuation	**0%**	3.5%	7%	3%	11%

[1] These data are not based on head-to-head or comparator studies. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies. From published data. [2] All 9 ongoing CRs remained in response at the 24-month assessment, as well as 3 additional patients confirmed to be in CR at Month 24 after further follow-up and central pathologic adjudication. . [3] CFS in responders. [4] Derived from ANKTIVA® plus BCG Package Insert (April 2024) using DOR ≥ 12 months and DOR ≥ 24 months to estimate 12 months and 24 months landmark CR rate. [5] ADSTILADRIN® Package Insert (December 2022) and Summary Basis for Regulatory Action. [6] Derived from GU ASCO 2021, Balar et al presentation DOR ≥ 24 months to estimate 24-months landmark CR. References: Merck: (FDA & ODAC presentation slides, NDA/BLA# 125514s-066 for pembrolizumab (https://www.fda.gov/media/133956/download), Balar, AB et al. Lancet Onc. Epub ahead of print. 2021 May 26.; 2021 ASCO GU presentation); FerGene: (Boorjian et al. Lancet Oncol. 2021 Jan;22(1):107-117. Epub 2020 Nov 27) (Narayan et al. Journal of Urology. April 2024 doi:10.1097/JU.0000000000004020). ImmunityBio (ANKTIVA® plus BCG Package Insert; FDA Approval Letter). Janssen (SunRISe-1 – ESMO 2024; Daneshmand et al, Journal of Clinical Oncology, July 24, 2025). CG Oncology (BOND-003 – SUO 2024 and NE AUA 2025; CORE-001 – ASCO 2024).

CG ONCOLOGY 19

Cretostimogene Has Delivered Best-in-Disease Complete Response (CR) Rate at 24 Months Cretostimogene demonstrated best-in-disease long-term DoR compared to approved drugs in NMIBC with 41.8% of patients in CR at 24 months 90% of patients in CR at 12 months maintained in CR at 24 months No grade 3+ TRAEs – best-in-disease safety and tolerability profile Cretostimogene Complete Response (CR) at 24-Month Note: These data are not based on head-to-head or comparator studies. Differences exist between study designs and subject characteristics, and caution should be exercised when comparing data across studies. From published data. (46/110) (19/77) (20/103) (9/96)

PIVOT-006

Phase 3 Adjuvant Cretostimogene for Intermediate-Risk NMIBC, Enrollment Completed Ahead of Schedule in Broad Population of IR NMIBC Patients

Intermediate-Risk (IR) NMIBC (Enrollment Completed) → **Cretostimogene vs Surveillance/TURBT** Randomized (1:1), Two Arms, Open-Label (n=364) → **Primary Endpoint:** RFS Rate

Population

- Pathologically confirmed IR NMIBC per AUA/SUO Guidelines
  - Recurrent LG Ta < 12mo
  - Solitary LG Ta > 3cm
  - LG Ta multifocal
  - HG Ta ≤ 3cm
  - LG T1
- All disease removed by TURBT at baseline

Study Design / Regimen

- Arm A = Cretostimogene following TURBT
  - Induction course = Weekly x 6 ($1x10^{12}$ vp/mL)
  - Maintenance courses[1] = Weekly x 3 ($1x10^{12}$ vp/mL) for complete responders
- Arm B = Surveillance following TURBT
  - Patients with disease recurrence eligible to receive cretostimogene

Additional Endpoints

- RFS at 12-month and 24-month
- PFS
- Safety

RFS = recurrence free survival. PFS = progression free survival.
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years; mandatory, site-directed biopsy at month 12.
[1] Maintenance course for complete responders weekly x 3 at month 3 and month 6, and once every 3 months at month 9 and month 12.

BCAN SUO CG ONCOLOGY 21

CORE-008

Phase 2 Cretostimogene Monotherapy for High-Risk (HR) BCG-Naïve and BCG-Exposed NMIBC (Cohort A and B)

HR BCG-Naïve & BCG-Exposed (Actively Enrolling) → **Cretostimogene** Two Cohorts (A and B), Two Arms Each, Open-Label → **Primary Endpoint:** CR Rate; HG-EFS[2]

Population

- Cohort A
  - Pathologically confirmed HR BCG-naïve NMIBC
  - No prior treatment with BCG within past 24 months
- Cohort B
  - Pathologically confirmed HR BCG-exposed NMIBC
  - Recurrence within 24 months after last adequate BCG dose

Study Design / Regimen

- Cohort A (HR BCG-naïve NMIBC)
  - CIS ± HG Ta/T1 (n=~50)
  - HG Ta/T1 only (n=~75)
  - Standard weekly x 6 induction, reinduction and weekly x 3 maintenance until Year 3[1]
- Cohort B (HR BCG-exposed NMIBC)
  - CIS ± HG Ta/T1 (n=~75)
  - HG Ta/T1 only (n=~75)
  - Standard dosing as above[1]

Additional Endpoints

- Cohort A
  - DoR (in CIS)
  - EFS, LG RFS, CFS
- Cohort B
  - DoR (in CIS)
  - EFS, LG RFS, CFS

HR = high-risk. HG = high grade. LG = low grade. DoR = duration of response. EFS = event free survival. RFS = recurrence free survival. PFS = progression free survival. CFS = cystectomy free survival.
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years; mandatory, site-directed biopsy at month 12.
1. Second induction course of weekly x 6 for non-responders at month 3. Maintenance course for complete responders weekly x 3 every 3 months in Year 1, and every 6 months in Year 2 and Year 3.
2. CIS (CR Rate) and HG Ta/T1 (HG-EFS)

BCAN SUO CG ONCOLOGY

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Potential Synergy Between Cretostimogene & Gemcitabine Mechanism of Action Cretostimogene and gemcitabine potentially have complementary, non-overlapping MoA as an intravesical combination Oncolysis – Cretostimogene selectively replicates and lyses cancer cells, triggering an immunogenic cell death that releases cytokines and tumor antigens, thereby activating T-cells & B-cells for a robust immune response Apoptosis – Gemcitabine has direct apoptotic effects via DNA replication interference, downregulating T-Reg & Myeloid Derived Stem Cells while increasing γδ T-cells CORE-008 CX

CORE-008 CX

Phase 2 Cretostimogene in Combination for High-Risk (HR) BCG-Exposed & BCG-Unresponsive NMIBC (Cohort CX)

HR BCG-Exposed & BCG Unresponsive NMIBC

Cretostimogene + Gemcitabine
1:1 Randomized, Two Arm, Open-Label

Primary Endpoint:
HG-EFS

Population

- Pathologically confirmed HR BCG-exposed and BCG-unresponsive NMIBC
  - Persistent or recurrent HG Ta or CIS at first evaluation after adequate BCG dose
  - HG recurrence outside of BCG-UR window within 24 months after last adequate BCG dose
  - HG recurrence within 24 months after last inadequate BCG dose

Study Design / Regimen

- Cohort CX (CIS-containing or HG Ta/T1)
  - Arm 1 = cretostimogene + gemcitabine (concurrent)
  - Arm 2 = cretostimogene + gemcitabine (sequential)
  - Standard weekly x 6 induction, reinduction and weekly x 3 maintenance until Year 3[1]

Additional Endpoints

- CR at any time
- CR at 12 months
- DoR
- PFS
- CFS

HR = high risk. HG = high grade. LG = low grade. DoR = duration of response. EFS = event free survival. RFS = recurrence free survival. PFS = progression free survival. CFS = cystectomy free survival.
Note: Patients undergo urine cytology and cystoscopy every 3 months for first 2 years
[1] Second induction course of weekly x 6 for non-responders at month 3. Maintenance course for complete responders weekly x 3 every 3 months in Year 1, and every 6 months in Year 2 and Year 3.

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CG’s high yielding and scalable process is positioned to address BCG-Unresponsive HR NMIBC market at launch Single-use bioreactors allow for optimized manufacturing campaigns that support multiple production runs and results in higher efficiency and throughput Highly stable product enables inventory build to address significant unmet need in BCG-UR HR NMIBC at launch and expansion in IR populations Manufactured by seasoned US-based CDMOs with expertise in oncolytic immunotherapy Distributed partnerships across suppliers creates additional redundancy in manufacturing approach

Our Goal is to Establish Cretostimogene as a Backbone Therapeutic Option for NMIBC Establish Motivating Differentiation Cretostimogene has demonstrated durable efficacy and tolerability, key for elderly patients with multiple recurrences Change Therapy, Not Behavior Cretostimogene is administered like BCG, seamlessly integrating into established clinical workflows without re-training Significant NMIBC Unmet Need High recurrence rates and limited alternatives for High-Risk and Intermediate-Risk NMIBC patients Substantial Clinical Inertia TURBT and BCG (currently in shortage) have been the established standard-of-care treatments for decades Concentrated Pool of Physicians Physicians in top key accounts treat more than 70% of NMIBC patients by volume Focus on Key Physicians & Centers We believe CG’s experienced commercial team will be able to efficiently address significant share of bladder cancer market Bladder Cancer Market Insights Cretostimogene Commercial Opportunity Commercial

Potential Milestones*

Catalyst Rich Calendar with Potential for Frontline Indication Expansion

	3Q'25	4Q'25	2026	2027
Clinical	★ PIVOT-006 Enrollment Completed (IR)[1]	★ BOND-003 Cohort P Topline Data (HR)[2]	★ CORE-008 Cohort B Data; CX Topline Data (HR)[2,4,5]	★ PIVOT-006 Topline Data (IR)[1]
	★ BOND-003 Cohort C Long-Term Durability Data (HR)[2]	★ CORE-008 Cohort A First Results (HR)[3]	★ BOND-003 Cohort P Durability Data (HR)[2]	
			★ CORE-008 Cohort A Durability Data (HR)[3]	
Regulatory		★ Initiation of cretostimogene BLA Submission (HR)[2]	★ Completion of BLA Submission (1st Indication - HR)[2]	★ Completion of sBLA Submission (2nd Indication - IR)[1]

HR = High-Risk, IR = Intermediate-Risk 1. IR Frontline adjuvant NMIBC 2. HR BCG-UR NMIBC 3. HR BCG-naïve NMIBC 4. HR BCG-exposed NMIBC 5. CX is in combination with gemcitabine * Note: Timing and achievement of milestone events are based on Company estimates and subject to risks and uncertainties, including obtaining alignment with FDA on regulatory matters. Actual results may be materially different than projected.

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Summary

Cretostimogene Positioned as Backbone Therapy in NMIBC Across High-Risk & Intermediate-Risk Populations

High-Risk, BCG-unresponsive CIS

Best-in-disease durability data observed with 0% Grade 3+ TRAEs and median time for TRAE resolution within 1 day

- Observed 12-mo CR of 46.4% and 24-mo CR of 41.8%
- 12-mo DoR of 64.2% and 24-mo DoR of 60.1%
- Median DoR exceeds 28 months and ongoing
- 96.6% free from progression to MIBC at 24 months
- 83.6% of responders avoided cystectomy at 24 months

High-Risk, BCG-unresponsive Ta/T1

Promising early efficacy signal observed in HG Ta/T1 with consistent safety and tolerability profile

- 90.5% HG RFS at 3-month and 9-month
- **Compares favorably against other therapies in High-Risk, BCG-unresponsive HG Ta/T1 landscape**, where the benchmark is ~43-55% DFS at 12-month[1,2,3,4]

Intermediate-Risk NMIBC

Frontline expansion opportunity evaluating the efficacy of adjuvant cretostimogene in a Phase 3 registration trial (PIVOT-006)

- BCG is no longer guideline recommended due to shortage
- Enrollment finished ahead of schedule, completed in 3Q'25
- Benchmark is ~70% RFS at 12-month compared against intravesical chemotherapy and/or TURBT[5]

High-Risk, BCG-naïve/exposed NMIBC

Additional frontline indication expansion (CORE-008)

- Cohort A evaluates cretostimogene in HR BCG-naïve NMIBC as monotherapy (enrollment completed in 2Q'25)
- Cohort CX evaluates cretostimogene in HR BCG-exposed and BCG-Unresponsive in combination with gemcitabine
- Cohort CX expected to complete enrollment by 3Q'25

[1] Necchi A, et al. Lancet Oncology. 2024; 25(6):720-730. [2] Boorjian S, et al. Lancet Oncology. 2021; 22(1):107-117. [3] Narayan VM, et al. J Urol. 2024;212(1):74-86. [4] Chamie K, et al. NEJM Evid. 2023; 2(1):EVIDoa2200167. [5] Messing, et al. JAMA. 2018; 8;319(18):1880-1888.

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www.CGOncology.com CONTACT US CG Oncology, Inc. 400 Spectrum Center Dr Suite #2040 Irvine, CA 92618 GENERAL INQUIRIES Information@cgoncology.com MEDIA MediaRelations@cgoncology.com

Executive Leadership Team

Deep Industry Experience with Track Record of Success in Drug Development and Commercialization



Arthur Kuan
Chairman & CEO

Business Insider's 30 People Under 40 Who Are Transforming Healthcare

2020 Forbes 30 Under 30 featured honoree in healthcare

Ally Bridge Group · DNV Capital · MOFFITT CANCER CENTER



Ambaw Bellete
President & COO

30+ Years in Biotech & Life Sciences with multiple BLA approvals & launch experience

Chairman of the Board for OncoSTING

Board member of Axiom Reach Foundation

FerGene · Pfizer · PHOTOCURE · SANOFI



Vijay Kasturi, M.D.
Chief Medical Officer

25+ Years as GU Medical Oncologist

Managed Launch Plan for BAVENCIO®

AVEO ONCOLOGY · FerGene · EMD SERONO · NIH NATIONAL CANCER INSTITUTE



Swapnil Bhargava, Ph.D.
Chief Technical Officer

Supported multiple INDs, BLAs, and modalities to the clinic and market

(TIVDAK®, PADCEV®, and ADCETRIS®)

AbCellera · Seagen · AMGEN · novozymes



Joshua Patterson, Esq.
General Counsel & CCO

25 Years as In-House Counsel in Biopharmaceutical Industry

Over $2.25B in transaction experience

gamida cell · AKCEA THERAPEUTICS · IONIS · AMYLIN PHARMACEUTICALS

CG ONCOLOGY 30

Our Vision We see a world where urologic cancer patients can benefit from our innovative immunotherapies to live with dignity and have an enhanced quality of life. Our Mission We are focused on developing bladder-sparing therapeutics for patients afflicted with bladder cancer. Attacking Bladder Cancer for a Better Tomorrow™